UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2005

XATA CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-27166	41-1641815

(State of other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

151 East Cliff Road, Suite 10, Burnsville, Minnesota		55337

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 707-5600

(Former name, former address and former fiscal year, if changed since last report): N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
SIGNATURE
Form of Directors' Restricted Stock Award Agreement

Item 1.01 Entry Into a Material Definitive Agreement

     On February 17, 2005, the Company issued a Restricted Stock Award Agreement pursuant to the 2002 Long Term Incentive and Stock Option Plan to each Director of the Company.

Exhibit No.	Description
10.36	Form of Directors’ Restricted Stock Award Agreement dated February 17, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005	XATA CORPORATION
	By:	/s/ Craig Fawcett
Craig Fawcett, Chief Executive Officer
(Principal executive officer) and Authorized Signatory

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